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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   Form 8-K


                                Current Report


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): September 18, 2000



                          LaSalle Re Holdings Limited
            (Exact name of registrant as specified in its charter)



         Bermuda                       1-12823                      Not applicable
-----------------------------    --------------------    -----------------------------------
(State or other jurisdiction         (Commission                     (IRS Employer
   of incorporation or               File Number)               Identification Number)
      organization)


        Continental Building, 25 Church Street, Hamilton HM12, Bermuda
        --------------------------------------------------------------
                   (Address of principal executive offices)


                                 441-292-3339
                                 ------------
             (Registrant's Telephone number, including area code)


                               Page 1 of 2 Pages



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ITEM 8.   CHANGE IN FISCAL YEAR

Effective September 18, 2000, the Board of Directors of LaSalle Re Holdings Limited (the "Company") determined to change the Company's fiscal year-end from September 30 to December 31. A report on form 10-Q, covering the three-month transition period ending December 31, 1999, will be filed with the Securities and Exchange Commission in accordance with its rules and regulations.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LASALLE RE HOLDINGS LIMITED
                                     ---------------------------


Date: September 25, 2000             By: /s/ Clare E. Moran
------------------------                 ------------------
                                     Name:  Clare E. Moran
                                     Title: Senior Vice President, Interim Chief
                                            Financial Officer and Treasurer



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